SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2014

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 24, 2014, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the second quarter and six months ended June 30, 2014. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 24, 2014, VASCO held a conference call with investors to discuss VASCO’s earnings and results of operations for the second quarter and six months ended June 30, 2014. A prepared script of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The press release and the comments by VASCO during the conference call contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to EBITDA and provided a reconciliation of EBITDA to net income from continuing operations. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income from continuing operations as reported.

The press release contained a reference to Adjusted Net Income from Continuing Operations and provided a reconciliation of Adjusted Net Income from Continuing Operations to net income from continuing operations. Adjusted Net Income from Continuing Operations is computed by adding back long term compensation expense, amortization of purchased intangible assets, and the corresponding tax impact of the two adjustments to net income from continuing operations.

The press release also contained a reference to Adjusted Diluted Earnings Per Share from Continuing Operations and provided a reconciliation to diluted earnings per share from continuing operations. Adjusted Diluted Earnings Per Share from Continuing Operations is the same as Adjusted Net Income from Continuing Operations described above on a fully diluted per share basis.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press release, dated July 24, 2014.

99.2	Prepared script of July 24, 2014 Earnings Conference Call.

99.3	Transcript of July 24, 2014 Earnings Conference Call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2014	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press release, dated July 24, 2014.

99.2	Prepared script of July 24, 2014 Earnings Conference Call.

99.3	Transcript of July 24, 2014 Earnings Conference Call.